File No. 333-47871


               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 2

                               TO

                            FORM S-6

 For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2


         THE FIRST TRUST OF TAX-EXEMPT TRUST, SERIES 14
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.       CHAPMAN AND CUTLER
          Attn:  James A. Bowen      Attn:  Eric F. Fess
          1001 Warrenville Road      111 West Monroe Street
          Lisle, Illinois  60532     Chicago, Illinois  60603

        (Name and complete address of agents for service)




It is proposed that this filing will become effective (check appropriate box)


: x  :  immediately upon filing pursuant to paragraph (b)
:    :  June 26, 2001
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)



                   FIRST TRUST TAX-EXEMPT TRUST, SERIES 14
                         CALIFORNIA INSURED SERIES 1
                                105,600 UNITS


PROSPECTUS
Part One
Dated June 29, 2001

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two of this Prospectus.

In the opinion of counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from state and local income taxes. Capital gains, if any, are subject to federal and state tax.

The Trust

First Trust Tax-Exempt Trust, Series 14, California Insured Series 1 (the "Trust") is a fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the states, counties, municipalities, authorities and political subdivisions thereof, the Commonwealth of Puerto Rico, or its authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all federal income taxes and to the extent indicated from state and local income taxes under existing law.
At July 16, 2001 each Unit represented a 1/105,600 undivided interest in the principal and net income of the Trust (see "The First Trust Tax-Exempt Trust Series" in Part Two of this Prospectus).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, Nike Securities L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the net assets of the Trust divided by the number of Units outstanding, plus a sales charge of 4.4% of the Public Offering Price for each Trust (4.603% of the amount invested). At July 16, 2001, the Public Offering Price per Unit was $9.77 (see "Public Offering" in Part Two).

       Please retain all parts of this Prospectus for future reference.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under monthly distribution plan was 4.50% per annum on July 16, 2001. Estimated Long-Term Return to Unit holders under the monthly distribution plan was 4.60% per annum on July 16, 2001. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated by using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and the estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Long-Term Return and Estimated Current Return?" in Part Two.

                   FIRST TRUST TAX-EXEMPT TRUST, SERIES 14
                         CALIFORNIA INSURED SERIES 1
             SUMMARY OF ESSENTIAL INFORMATION AS OF JULY 16, 2001
                        Sponsor: Nike Securities L.P.
                Evaluator: Securities Evaluation Service, Inc.
                      Trustee: The Chase Manhattan Bank


GENERAL INFORMATION


Principal Amount of Bonds in the Trust                              $1,040,000
Number of Units                                                        105,600
Fractional Undivided Interest in the Trust per Unit                  1/105,600
Principal Amount (Par Value) of Bonds per Units (1)                      $9.85
Public Offering Price:
   Aggregate Value of Bonds in the Portfolio                          $986,285
   Aggregate Value of Bonds per Unit                                     $9.34
   Sales Charge 4.603% (4.4% of Public Offering Price) (2)                $.43
   Public Offering Price per Unit (2) (3)                                $9.77*
Redemption Price and Sponsor's Repurchase Price per Unit (3) (4)
   ($.43 less than the Public Offering Price per Unit)                   $9.34*
Minimum Value of the Trust under which Trust Agreement
   may be terminated                                                  $820,000

Minimum Principal Distribution:  $.01 per Unit.
Date Trust Established                                          March 19, 1998
Mandatory Termination Date                                   December 31, 2045
Evaluator's Fee: $8 per evaluation. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "How May Units be Redeemed?" and "How May Units be Purchased by the Sponsor?" in Part Two).

                   FIRST TRUST TAX-EXEMPT TRUST, SERIES 14
                         CALIFORNIA INSURED SERIES 1
             SUMMARY OF ESSENTIAL INFORMATION AS OF JULY 16, 2001
                        Sponsor: Nike Securities L.P.
                Evaluator: Securities Evaluation Service, Inc.
                      Trustee: The Chase Manhattan Bank


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS


Calculation of Estimated Net Annual Income:
   Estimated Annual Interest Income                           $.47
   Less: Estimated Annual Expense                             $.03
   Estimated Net Annual Interest Income                       $.44
Estimated Normal Monthly Distribution (5)                     $.0367
Estimated Daily Rate of Net Interest Accrual                  $.0012
Estimated Current Return Based on Public
   Offering Price (2)(5)(6)                                   4.50%
Estimated Long-Term Return Based on Public
   Offering Price (2)(5)(6)                                   4.60%

Trustee's Annual Fee: $1.26 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Record Dates: First day of each month
Distribution Date: Fifteenth day of each month

(1) Because certain of the Securities in the Trust may from time to time under certain circumstances be sold or redeemed or will be called or mature in accordance with their terms, there is no guarantee that the value of each Unit at the Trust's termination will be equal to the Principal Amount (Par Value) of Securities per Unit stated above.

(2) The sales charge is decreased and the Estimated Current Return and Estimated Long-Term Return are increased for transactions entitled to a reduced sales charge. See "Public Offering - General" in Part Two of this Prospectus.

(3) Anyone ordering Units for settlement after the First Settlement Date will pay accrued interest from such date to the date of settlement (normally three business days after order) less distributions from the Interest Account subsequent to the First Settlement Date. After the initial offering period, the Sponsor's Repurchase Price per Unit will be determined as described under the caption "Public Offering-Public Market" in Part Two of this Prospectus.

(4)   See "How May Units be Redeemed?" in Part Two of this Prospectus.

(5) These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. The estimated cash flows for each Trust are available upon request at no charge from the Sponsor.

(6) The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with the changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only Net Annual Interest Income and Public Offering Price.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of First Trust
Tax-Exempt Trust, Series 14
California Insured Series 1


We have audited the statement of assets and liabilities of First Trust Tax-Exempt Trust, Series 14, California Insured Series 1 (the "Trust"), including the schedule of investments, as of February 28, 2001, and the related statements of operations and of changes in net assets for the year then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit. The Trust's financial statements for the year ended February 29, 2000 and the period from March 19, 1998 (Initial Date of Deposit) to February 28, 1999 were audited by other auditors whose report, dated June 9, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First Trust Tax-Exempt Trust, Series 14, California Insured Series 1 at February 28, 2001, and the results of its operations and changes in its net assets for the year then ended in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Chicago, Illinois
July 16, 2001

                   FIRST TRUST TAX-EXEMPT TRUST, SERIES 14
                         CALIFORNIA INSURED SERIES 1
                     STATEMENT OF ASSETS AND LIABILITIES

                              February 28, 2001


ASSETS

Municipal bonds, at market value (cost $986,439) (Note 1)            $985,868
Accrued interest                                                        7,175
                                                                     --------
TOTAL ASSETS                                                         $993,043
                                                                     ========

LIABILITIES AND NET ASSETS

Liabilities:
   Cash overdraft                                                      $9,495
   Accrued liabilities                                                    310
                                                                     --------
                                                                        9,805
                                                                     --------

Net assets, applicable to 105,600 outstanding units
     of fractional undivided interest:
   Cost of Trust assets (Note 1)                                      986,439
   Net unrealized depreciation (Note 2)                                  (571)
   Distributable funds (deficit)                                       (2,630)
                                                                     --------
                                                                      983,238
                                                                     --------

TOTAL LIABILITIES AND NET ASSETS                                     $993,043
                                                                     ========

Net asset value per unit                                                $9.31
                                                                     ========


See notes to financial statements.

                   FIRST TRUST TAX-EXEMPT TRUST, SERIES 14
                         CALIFORNIA INSURED SERIES 1

                           SCHEDULE OF INVESTMENTS

                              February 28, 2001

                                                   Coupon                                   Standard
                                                   interest  Date of       Redemption       & Poor's       Principal     Market
Name of issuer and title of bond(e)                rate      maturity      provisions(a)    rating(b)      amount        value
                                                                                            (Unaudited)
San Francisco, California, Bay Area Rapid Transit
   District, Sales Tax Revenue Bonds,                                      2008 @ 101
   (AMBAC Insured)                                 5.00%     7/01/2028     2010 @100        AAA            $  250,000    $242,023
                                                                           2024 @ 100 S.F.
Puerto Rico Highway and Transportation Authority,
   Transportation Revenue Bonds, Series A,
   (AMBAC Insured) (c)                             (d)       7/01/2018                      AAA                50,000      21,078
City of Santa Clara, California, Subordinated
   Electric Revenue Refunding Bonds, Series 1998 A,                        2008 @ 102
   (AMBAC Insured)                                 5.00      7/01/2027     2010 @ 100       AAA               240,000     234,149
                                                                           2018 @ 100 S.F.
Public Facilities Financing Authority of the
   City of San Diego, Sewer Revenue Bonds,                                 2007 @ 101
   Series 1997A, (FGIC Insured)                    5.25      5/15/2027     2009 @ 100       AAA               125,000     125,650
                                                                           2023 @ 100 S.F.
California Health Facilities Financing Authority,                          2007 @ 102
   Insured Revenue Bonds, Cedars-Sinai Medical                             2009 @ 100
   Center, Series 1997B, (MBIA Insured)            5.125     8/01/2027     2018 @ 100 S.F.  AAA               125,000     123,301
Pomona Public Financing Authority, 1998 Refunding                          2008 @ 102
   Revenue Bonds, (Southwest Pomona Redevelopment                          2010 @ 100
   Project), Series W, (MBIA Insured)              5.00      2/01/2030     2025 @ 100 S.F.  AAA               250,000     239,667
                                                                                                            ---------------------
                                                                                                           $1,040,000    $985,868
                                                                                                           ======================

                   FIRST TRUST TAX-EXEMPT TRUST, SERIES 14
                         CALIFORNIA INSURED SERIES 1

                           SCHEDULE OF INVESTMENTS

                              February 28, 2001


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value), except for zero coupon bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. Approximately 95% of the aggregate principal amount of the Bonds in the Trust is subject to call within seven years.

(b) All ratings shown are those effective at February 28, 2001. As a result of the insurance related to each Bond, each Bond is rated "AAA" by Standard & Poor's.

(c) Indicates bond was issued at either an original issue discount or purchased at a market discount.

(d) Indicates bond was purchased at a deep discount from the par value because there is little or no stated interest income thereon. Bonds which pay no interest are normally described as "zero coupon" bonds. Over the life of bonds purchased at a deep discount the value of such bonds will receive 100% of the principal amount thereof. To the extent that zero coupon bonds are sold or called prior to maturity, there is no guarantee that the value of the proceeds received there from by the Trust will equal or exceed the par value that would have been obtained at maturity of such zero coupon bonds.

(e) The Trust consists of obligations of five issuers located in California and one issuer located in the Commonwealth of Puerto Rico. None of the Bonds in the Trust is a general obligation of a governmental entity. All issues are revenue bonds payable from the income of a specific project or authority and are divided by purpose of issue as follows:
      Transportation, 2; Miscellaneous, 1; Electric, 1; Sewer, 1: and Health Care, 1. Approximately 29%, 24%, 23%, 12% and 12% of the aggregate principal amount of the Bonds consist of transportation bonds, miscellaneous bonds, electric, sewer and health care revenue bonds, respectively. Five bond issues represent 10% or more of the aggregate principal amount of the bonds in the Trust, or a total of approximately 95%. The largest such issue represents approximately 24%.


See notes to financial statements.

                   FIRST TRUST TAX-EXEMPT TRUST, SERIES 14
                         CALIFORNIA INSURED, SERIES 1

                           STATEMENTS OF OPERATIONS


                                                                  Period from
                                                                 March 19, 1998
                                                               (Initial Date of
                                          Year ended   Year ended   Deposit) to
                                         February 28,  February 29, February 28,
                                             2001          2000        1999


Interest income                             $49,553      $49,969     $86,687

Expenses:
   Trustee's fees and related expenses       (1,646)      (1,231)       (231)
   Evaluator's fees                          (2,002)      (2,002)     (1,755)
   Audit fees                                (1,000)      (1,000)     (1,000)
   Supervisory fee                                -         (317)       (597)
                                           ---------------------------------
     Investment income - net                 44,905       45,419      83,104

Net gain (loss) on investments:
   Net realized gain (loss)                       -            -       6,008
   Change in net unrealized
     appreciation or depreciation           102,142     (117,659)     14,946
                                           ---------------------------------
                                            102,142     (117,659)     20,954
                                           ---------------------------------
Net increase (decrease) in net
   assets resulting from operations        $147,047     $(72,240)   $104,058
                                           =================================


See notes to financial statements.

                   FIRST TRUST TAX-EXEMPT TRUST, SERIES 14
                         CALIFORNIA INSURED SERIES 1

                     STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Period from
                                                                 March 19, 1998
                                                               (Initial Date of
                                          Year ended   Year ended   Deposit) to
                                         February 28,  February 29, February 28,
                                             2001          2000        1999

Net increase (decrease) in net assets
     resulting from operations:
   Investment income - net                  $44,905     $45,419       $83,104
   Net realized gain (loss) on investments        -           -         6,008
   Change in net unrealized appreciation
     or depreciation on investments         102,142    (117,659)       14,946
                                         ------------------------------------
                                            147,047     (72,240)      104,058
Distributions to unit holders:
   Investment income - net                  (42,829)    (46,722)      (78,561)
   Principal from investment transactions         -           -             -
                                         ------------------------------------
                                            (42,829)    (46,722)      (78,561)
Unit redemptions (104,000 units in 1999):
   Principal portion                              -           -    (1,008,488)
   Net interest accrued                           -           -        (2,891)
                                         ------------------------------------
                                                  -           -    (1,011,379)
Less: Offering expenses (Note 1)                  -           -        (9,433)
                                         ------------------------------------
Total increase (decrease) in net assets     104,218    (118,962)     (995,315)

Net assets:
   At the beginning of period               879,020     997,982     1,993,297
                                         ------------------------------------
   At the end of period (including
     distributable funds (deficit)
     applicable to Trust units of
     $(2,630), $4,727 and $4,543 at
     February 28, 2001, February 29,
     2000 and February 28,
     1999, respectively)                   $983,238    $879,020      $997,982
                                           ==================================

Trust units outstanding at the
   end of the year                          105,600     105,600       105,600


See notes to financial statements.

                   FIRST TRUST TAX-EXEMPT TRUST, SERIES 14
                         CALIFORNIA INSURED SERIES 1

                        NOTES TO FINANCIAL STATEMENTS


1.   Significant accounting policies

First Trust Tax-Exempt Trust, Series 14, California Insured Series 1 (the "Trust") is a fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the states, counties, municipalities, authorities and political subdivisions thereof, the Commonwealth of Puerto Rico, or its authorities, or other territories of the Unites States or authorities thereof.

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the "Evaluator"), certain shareholders of which are officers of Nike Securities L.P. (the "Sponsor"). The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the date the bonds were deposited in the Trust . The premium or discount (including original issue discount) existing on the date the bonds were deposited is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Organization and Offering Costs -

Organization and offering costs, including the costs of preparing the initial registration statement, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolios and the initial fees and expenses of the Trustee were charged against principal at the end of each Trust's initial offering period.

Other -

The financial statements of the Trust are prepared on the accrual basis of accounting. Security transactions are accounted for on the date the securities are purchased or sold. For financial reporting purposes, cost of the bonds reflect no amortization or accretion of bond premium or discount.

Expenses of the Trust -

The Trust pays trustee fees, evaluator fees, sponsor fees and various out-of-pocket expenses.

The Chase Manhattan Bank serves as Trustee and receives a monthly fee based on $1.26 per $1,000 principal amount of bonds outstanding as of the first day of such month plus out-of-pocket expenses for each Trust.

Effective December 8, 1998, Nike Securities L.P. (the "Sponsor") succeeded Delaware Capital Management, Inc. as Sponsor of the Trusts. Effective January 15, 1999, Securities Evaluation Service, Inc. (the "Evaluator"), an affiliate of the Sponsor, succeeded Muller Data Corporation as Evaluator. The sponsor and evaluator fees were unchanged.

The Evaluator receives an $8.00 fee per evaluation.


Recent accounting pronouncement -

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust will adopt this requirement effective March 1, 2001 and will record a cumulative effect adjustment of approximately $2,700 to reflect the impact of all historical amortization and accretion to the date of adoption. The adjustment will increase Cost of Trust assets and increase Net unrealized depreciation, but will not impact net assets or net asset value per unit.


2.   Net unrealized depreciation

An analysis of net unrealized depreciation at February 28, 2001 follows:

               Unrealized depreciation                              $(3,992)
               Unrealized appreciation                                3,421
                                                                    -------
                                                                      $(571)
                                                                    =======

3.   Other information

Selected data for a unit of the Trust outstanding throughout each period -

Interest income, Expenses and Investment income - net per unit have been calculated based on the weighted-average number of units outstanding during each period. Distributions to unit holders reflect the Trust's actual distributions.


                                                                Period from
                                                              March 19, 1998
                                                             (Initial Date of
                                  Year ended     Year ended     Deposit) to
                                 February 28,   February 29,   February 28,
                                     2001           2000           1999


Interest income                     $.47           $.47           $.40
Expenses                            (.04)          (.04)          (.02)
                                   -----------------------------------
     Investment income - net         .43            .43            .38

Distributions to unit holders:
   Investment income - net          (.44)          (.45)          (.40)
   Principal from investment
     transactions                    -              -               -
Offering expenses                    -              -             (.05)
Net gain (loss) on investments      1.00          (1.11)           .01
                                   -----------------------------------

   Total increase (decrease)
     in net assets                   .99          (1.13)          (.06)

Net assets:
   Beginning of period              8.32           9.45           9.51
                                   -----------------------------------

   End of period                   $9.31          $8.32          $9.45
                                   ====================================

                         FIRST TRUST TAX-EXEMPT TRUST
                         CALIFORNIA INSURED SERIES 1
                                   PART ONE
                         Must be Accompanied by Part Two

                             -------------------
                             P R O S P E C T U S
                             -------------------


                  SPONSOR:                Nike Securities L.P.
                                          1001 Warrenville Road
                                          Lisle, Illinois  60532
                                          (800) 621-1675

                  TRUSTEE:                The Chase Manhattan Bank
                                          4 New York Plaza, 6th Floor
                                          New York, New York  10004-2413

                  LEGAL COUNSEL           Chapman and Cutler
                  TO SPONSOR:             111 West Monroe Street
                                          Chicago, Illinois  60603

                  LEGAL COUNSEL           Carter, Ledyard & Milburn
                  TO TRUSTEE:             2 Wall Street
                                          New York, New York  10005

                  INDEPENDENT             Deloitte & Touche LLP
                  AUDITORS:               180 North Stetson Avenue
                                          Chicago, Illinois  60601


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.





                   FIRST TRUST TAX-EXEMPT TRUST SERIES

PROSPECTUS                                  PART TWO OF THIS PROSPECTUS
Part Two                                         MAY NOT BE DISTRIBUTED
June 29, 2001                                          WITHOUT PART ONE

The Fund. First Trust Tax-Exempt Trust Series (the "Fund") consists of the underlying separate unit investment trusts set forth in Part One of this Prospectus. The various trusts are collectively referred to herein as the "Trusts." Territorial Insured Series and National Insured Series are referred to herein as the "Insured National Trusts," while Arizona Insured Series, California Insured Series, Colorado Insured Series, Minnesota Insured Series, Oregon Insured Series and Pennsylvania Insured Series are collectively referred to herein as the "Insured State Trusts." Collectively, the Insured National Trusts and Insured State Trusts may be referred to herein as the "Insured Trusts." Because not all of the Bonds in certain Territorial Series and the New Mexico Series are insured, certain Territorial Series are not Insured National Trusts and the New Mexico Series are not Insured State Trusts. Uninsured Territorial Series and Insured National Trusts, collectively, may be referenced to herein as the "National Trusts." New Mexico Series and the Insured State Trusts, collectively, may be referred to herein as the "State Trusts." Each Trust consists of interest-bearing obligations issued by or on behalf of states and territories of the United States and political subdivisions and authorities thereof, the interest on which is, with certain exceptions, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law (the "Bonds"). In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes when held by residents of the state where the issuers of Bonds in such State Trust are located. Investors should consult their tax advisors to determine the extent to which such interest income is exempt from taxation in their state of residence. Capital gains, if any, are subject to Federal and state tax. All Bonds in the Insured Trusts have insurance guaranteeing the payments of principal and interest, when due, or are escrowed to maturity. All such insurance remains effective so long as the Bonds are outstanding. IT SHOULD BE NOTED THAT THE INSURANCE RELATES ONLY TO THE BONDS IN AN INSURED TRUST AND NOT TO THE UNITS OFFERED HEREBY OR TO THE MARKET VALUE THEREOF. As a result of such insurance or escrow, the Bonds of each Insured Trust are rated "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and/or "Aaa" by Moody's Investors Service, Inc. ("Moody's"). Both Standard & Poor's and Moody's have indicated that their respective rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Bonds for less than the purchase price paid by such Trust will reduce payment to Unit holders of the interest and principal required to be paid on such Bonds. See "Insurance on the Bonds in the Insured Trusts." No representation is made as to any insurer's ability to meet its commitments. NO INSURANCE POLICY HAS BEEN OBTAINED FOR ANY OF THE BONDS IN CERTAIN TERRITORIAL SERIES AND THE NEW MEXICO SERIES; HOWEVER, CERTAIN OF THE BONDS CONTAINED THEREIN MAY BE INSURED. Certain of the Bonds in certain of the Trusts may have been acquired at prices which resulted in such Bonds being purchased at a discount from the aggregate par value of such Bonds. Gains based upon the difference, if any, between the value of such Bonds at maturity, redemption or sale and their purchase price at a discount (plus earned original issue discount) may constitute taxable ordinary income with respect to a Unit holder who is not a dealer with respect to his or her Units.

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNITS OF THE TRUSTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED OR OTHERWISE
PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL.

Investment Objectives of the Fund. The objectives of the Fund are income exempt from Federal income tax and, in the case of the State Trusts, Federal and state income tax (if any) and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. The Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trusts are often not available in small amounts. There is, of course, no guarantee that the Trusts will achieve their objectives. The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers and/or obligors of the Bonds and of the insurers thereof to meet their respective obligations.

Public Offering Price. The Public Offering Price of the Units of each Trust is equal to the aggregate bid price of the Bonds in such Trust's portfolio and cash, if any, in the Principal Account held or owned by such Trust divided by the number of Units outstanding, plus the applicable sales charge and accrued interest, if any. If the Bonds in each Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering."

Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return and Estimated Long-Term Return to Unit holders are as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth in the footnotes to the "Summary of Essential Financial Information" in Part One of this Prospectus and under "Estimated Current Return and Estimated Long-Term Return."

Distributions. Unit holders will receive distributions on a monthly basis. See "Rights of Unit holders-Distributions of Interest and Principal." Record dates will be the first day of each month.
Distributions will be made on the fifteenth day of the month subsequent to the respective record dates.

Market for Units. Although not obligated to do so, the Sponsor, Nike Securities L.P. (the "Sponsor"), intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of a Trust. If such a market is not maintained and no other over-the-counter market is available, a Unit holder will be able to dispose of his or her Units through redemption at prices based upon the bid prices of the underlying Bonds (see "Rights of Unit Holders-Redemption of Units").

Reinvestment Option. Unit holders have the opportunity to have their distributions reinvested into an open-end management investment company as described herein. See "Rights of Unit Holder-Reinvestment Option."

Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a Bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "The Trusts-Risk Factors" for the applicable Trust and "Risk Factors."

                   First Trust Tax-Exempt Trust Series

What is The First Trust Tax-Exempt Trust Series?

General. The Fund was created under the laws of the State of New York pursuant to a Trust Agreement (the "Trust Agreement"), dated each Trust's Initial Date of Deposit, as defined in "Summary of Essential Financial Information" in Part One of this Prospectus, among Nike
Securities L.P. as Sponsor, First Trust Advisors L.P., as Evaluator, and The Chase Manhattan Bank, as Trustee.

The Fund consists of separate unit investment trusts, each having a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law. All issuers of Bonds in a State Trust are located in the State for which such Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of counsel, the related interest earned on such Bonds is exempt to the extent indicated from state and local taxes of such state or territory. In addition, in the case of a National Trust, interest income may also be exempt from certain state and local taxes for residents of various states. Illinois, Indiana, Virginia and Washington residents may only purchase Units of a National Trust by this Prospectus.

Each Unit represents the fractional undivided interest in each Trust as indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unit holders, which may include the Sponsor, or until the termination of the Trust Agreement.

Because certain of the Bonds in a Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

In the event a Bond is sold or redeemed from a Trust or matures in accordance with its terms, the estimated net annual interest income per Unit for the Trust would be reduced and the Estimated Current Return and the Estimated Long-Term Return thereon might be lowered. In addition, Unit holders should be aware that they may not be able at the time of receipt of such principal to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds were earning to Unit holders in the affected Trust.

Investment Objectives and Portfolio Selection

The objectives of the Trusts are to provide interest income exempt from Federal income tax and, in the case of a State Trust, Federal and state income tax and to conserve capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. There is, of course, no guarantee that the Trusts will achieve their objectives. The Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trusts are often not available in small amounts.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the issuer of such Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of such Bonds in such Insured Trust from one of several insurance companies (the "Insurers"). Certain Bonds may be escrowed to maturity. No representation is made as to any Insurer's ability to meet its commitments. All Bonds insured by an Insurer receive an "AAA" rating by Standard & Poor's and an "Aaa" rating by Moody's. All Bonds selected for an uninsured Trust were rated in no case less than "BBB" by Standard & Poor's or "Baa" by Moody's. See "Description of Bond Ratings." NO PORTFOLIO INSURANCE HAS BEEN OBTAINED BY THE SPONSOR FOR BONDS CONTAINED IN CERTAIN UNINSURED TERRITORIAL SERIES AND THE NEW MEXICO SERIES.

In selecting Bonds for the Trusts the following factors, among others, were considered by the Sponsor: (i) either the Standard & Poor's rating of the securities was in no case less than AAA in the case of the Insured Trusts and BBB in the case of the uninsured Trusts, or the Moody's rating of the Securities was in no case less than Aaa in the case of the Insured Trusts and Baa in the case of the uninsured Trusts, including provisional or conditional ratings, respectively, or, if not rated, the Securities had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Trusts, (ii) whether the Bonds are insured by an Insurer in the case of an Insured Trust, (iii) the prices of the Bonds relative to other bonds of comparable quality and maturity and (iv) the diversification of Bonds as to purpose of issue and location of issuer, (v) with respect to the Insured Trusts, the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Bonds. Subsequent to a Trust's Initial
Date of Deposit, a Bond may cease to be rated or its rating may be reduced below either the applicable Standard & Poor's or Moody's ratings set forth above or both. Neither event requires elimination of such Bonds from the portfolio of a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bonds. See "Trust Administration-Portfolio Administration."

The Trusts

Risk Factors Specific to Arizona.

Economic Outlook. The outlook for the Arizona economy is similar to that of the United States. This is because the Arizona economy tends to mirror the U.S. economy. In fact, in the current business cycle, the state has even outperformed that national average in many areas, such as in personal income and employment growth. The forecast for Arizona anticipates that this trend will hold but still calls for a gradual slowing of the Arizona economy over the next two to three years.

The strength of Arizona's economy is evident from its rapid recovery from the Asian financial crisis in the fall of 1998. At that time, Arizona's export industry was severely affected by the reduced demand for its manufactured goods and many layoffs resulted from it. Today, the State Department of Commerce reports that 2000 will likely break the record set in 1997 when $13.8 billion worth of goods were exported from Arizona to other countries.

In the five years between the summer of 1995 and the summer of 2000, the Arizona economy added more than 450,000 new jobs. This type of explosive growth has often earned Arizona the number one ranking in the nation with respect to job creation over the last few years. In September 2000 however, the Grand Canyon State had to yield its number one position to Nevada, but it still enjoys a healthy growth rate of 4.1% year-to-year. Employment growth is expected to end at 3.2% in 2001 and 3.0% in 2001. All sectors of Arizona's economy are posting high employment gains except construction. In September 2000, construction growth was ranked 37th in the nation with a showing of only 1.8%. Interestingly, even with the small gain, Arizona's construction employment is at an all time record high level of 160,000 jobs, twice as many as in 1993.

As of October 2000, the unemployment rate in the state was 3.7%, .06% less than what was recorded at the same time in 1999. Unemployment rates are projected to reach 4.5% in 2001 and 2002.

Revenues and Expenditures. Although Arizona's fiscal year runs from July 1st to June 30th, the Legislature adopts 2-year budgets. The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the Fiscal Biennium 2000-01, all State agencies, including capital improvement budgeting, moved to a biennial budgeting system. From Fiscal Years 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs." The Budget Reform Act of 1993 established the current budgeting system of one- and two-year budget reviews. Agencies selected for annual review and appropriation are designated as Major Budget Units (MBUs). The 18 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units
(OBUs).

The General Fund ended the 2000 fiscal year with $952.9 million in unreserved fund balance and a $482.1 million reserved fund balance for a total fund balance of $1.435 billion. This compares to the previous year total fund balance of $1.291 billion. Included in the $482.1 million reserved fund balance is $407.8 million for the Budget Stabilization Fund (BSF).

The BSF was established by the legislature in 1991 to set revenue aside during times of above-trend economic growth, utilizing the revenue during times of below-average growth. Recent legislation requires that refund payments for alternative fuel vehicle tax credits and consumer loss recovery fund liabilities be funded by the BSF up to $200 million. The deposit into or withdrawal from the BSF for a given fiscal year is determined by comparing the annual growth rate of inflation adjusted Arizona personal income to the trend growth rate of inflation adjusted Arizona personal income for the most recent seven years. If the annual growth rate exceeds the trend growth rate, the excess is multiplied by General Fund revenue of the prior fiscal year and the result is the amount to be deposited into the BSF. If that annual growth rate is less than the trend growth rate by 2.0% or more, the deficiency when multiplied by the General Fund revenue of the prior year would be equal to the amount withdrawn from the BSF. Based on the projections of a gradually slowing economy, the difference between the annual adjusted personal income and the seven-year average will be 1.9% in FY 2002 and
 .9% in FY 2003. Since these are not greater than 2.0%, no withdrawal from the BSF is anticipated. At the end of FY 2000, balances in the BSF, including accrued interest, had reached $407.8 million. As a result of that alternative fuel vehicle related legislation, up to $200 million will be withdrawn to pay tax credits in excess of normal taxpayer liabilities in FY 2001. Legislation also requires an annual repayment to the BSF of up to $16 million from sales tax revenues.

Debt Management. The Arizona Constitution, under Article 9 Section 5, provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. Thus, the state is not permitted to issue general obligation debt. As a result, the State finances most of its major capital needs by lease purchase transactions and by issuing revenue bonds. Lease purchase transactions are funded by Certificates of Participation (COPs). Revenue bonds are associated with specific State functions and are funded by dedicated revenue sources.

The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any Fiscal Year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan that reformulates education funding by providing $350 million of state funds to build new schools and places a statutory cap on the amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized state funded system. The bill should not affect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

Arizona State Taxation. For a discussion of the Federal tax status of income earned on Arizona Trust Units, see "Tax Status."

The assets of the Arizona Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the
"State"), its political subdivisions and authorities (the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that:
(i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unit holder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor its counsel has made any review for the Arizona Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Arizona law as of the date of this Prospectus and based upon the assumptions set forth above:

1. For Arizona income tax purposes, each Unit holder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unit holder under State law.

2. For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unit holder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unit holders.

3. To the extent that interest derived from the Arizona Trust by a Unit holder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

4. Each Unit holder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unit holder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unit holder's share of interest, if any, accruing on Bonds during the interval between the Unit holder's settlement date and the date such Bonds are delivered to the Arizona trust, if later.

5. Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductibility of interest.

6. Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

7. Amounts paid by the Insurer under an insurance policy or policies issued to each Arizona Trust, if any, with respect to the Bonds in such Arizona Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to California.

Economic Outlook. Despite signs of a softening national economy, a dot.com stock slide and a troubled energy market, California outperformed the nation throughout the year. The first results from Census 2000, released in December 2000, estimated California's population at 33,871,648. Personal income rose more than 11%, the largest gain in 16 years, and far above the nation's 6.5% increase. On average, nonfarm employment in California grew by nearly 37,000 jobs each month in 2000. Industry employment grew by 3.1% or 443,100 jobs in December 2000 compared to 2.7% in December 1999. All major industry sectors, except for the small mining sector, expanded over the year with services adding approximately 198,400 jobs, business services adding approximately 95,100 jobs and government adding approximately 73,100.

California is also the nation's leading provider of computer services, including software and the Internet. Throughout 2000, California's annual average unemployment rate was 4.9%, beating the 1999 rate of 5.2%.

The State continues to benefit from strong economic growth in much of Asia and Mexico and solid gains in Europe as well. Through the first nine months of 2000, California-made exports increased more than 21% over comparable 1999 shipments. It appears that still-rising foreign demand is serving to cushion the effects of the U.S. slowdown. However, despite that cushioning effect, California should expect a slowing of job growth in the year ahead. On an annual average basis, job growth is forecast at 2.8%, although gains on a year-end 2000-2001 comparison may be closer to 2%.

Apart from the possibility of a national downturn, a significant risk to the California outlook comes from the energy sector. The current electric power situation results from a complex set of circumstances arising from a steep rise in demand though the Western United States, sharply higher natural gas prices exacerbated in California by the break in a key pipeline in the summer of 2000, and a dysfunctional wholesale electricity market in which prices have soared to levels several times the actual cost of the least efficient, most expensive production in the region.

Revenues and Expenditures. California's exceptional economic performance over the past year, coupled with accumulated gains in the stock market, led to another year of robust revenue growth in fiscal year 2000-01 that is expected to moderate somewhat in 2001-02. Since enactment of the 2000 Budget Act, the General Fund revenue forecast for the past and current-year period has increased by $3.8 billion. In addition, General Fund revenues in 2001-02 are expected to be up $2.54 billion reaching almost $80 billion. General Fund collections are expected to increase 6.9% on a year-over-year basis in 2000-01, bringing revenues to $76.9 billion. This past year's growth in part reflects the fact that 1999-00 was the first year in which California received revenue from tobacco company litigation. The revenue forecast for 2000-01 reflects continuing growth, but at a more modest rate than in the recent past. Overall General Fund revenues and transfers represent 82% of total revenues. The remaining 18% are special funds dedicated to specific programs.

Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively.
Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

"Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either
Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $19.3 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $7.1 billion of unissued non-self liquidating general obligation bonds as of January 1, 2001. On February 27, 2001, $982 million in general obligation bonds were sold.

Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations (the "California Municipal Obligations"), some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

Bond Ratings. Because of the State's ongoing energy crisis and projected tax revenue short falls due to the slowing economy and carnage in the high tech sector, Moody's Investors Service rates the State's general obligation bonds Aa3. The bonds are also rated A+ by Standard and Poor's and AA by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

The information provided is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

California State Taxation. For a discussion of the Federal tax status of income earned on California Trust Units, see "Tax Status."

We have examined the income tax laws of the State of California to determine its applicability to the California Trust and to the holders of Units in the California Trust who are full-time residents of the State of California ("California Unit holders"). The assets of the California Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the California Trust is debt, the interest on which is excluded from gross income for Federal income tax purposes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the California Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unit holder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full-time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the California Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:

1. The California Trust is not an association taxable as a corporation for purposes of the California Bank and Corporation Tax Law, and each California Unit holder will be treated as the owner of a pro rata portion of the California Trust, and the income of such portion of the California Trust will be treated as the income of the California Unit holders under the California Personal Income Tax.

2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the California Trust and which would be excludable from California taxable income for purposes of the

California Personal Income Tax if received directly by a California Unit holder will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the California Trust and distributed to a California Unit holder.

3. Each California Unit holder of the California Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unit holder redeems or sells Units of the California Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unit holder for Federal income tax purposes. However, there are certain differences between the recognition of gain or loss for Federal income tax purposes and for California Personal Income Tax purposes, and California Unit holders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unit holder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unit holder to purchase Units in the California Trust is not deductible for purposes of the California Personal Income Tax.

This opinion relates only to California Unit holders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unit holders subject to the California Bank and Corporation Tax Law and such California Unit holders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unit holder that is subject to the California Bank and Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the California Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to Colorado.

Economic Outlook. According to the Colorado Economic Perspective June 2000 ("June 2000 Economic Forecast"), published by the Governor's Office of State Planning and Budgeting, the economic forecast calls for a gradual slowing of Colorado's economy in 2000 and beyond. The primary factors contributing to Colorado's economic slowdown are a scarcity of labor, a higher cost environment, and a slowdown in the construction industry. The main factor limiting Colorado's expansion is a shortage of labor. Colorado's seasonally adjusted unemployment rate stood at 2.8% through April 2000, just slightly above the record-low unemployment rate seen in January 2000. Colorado is simultaneously experiencing strong employment growth and low unemployment.

The booming advanced technology sector is one reason for the state's strong employment growth. This sector has grown in importance in Colorado's economy and will continue to be a key factor. Despite the labor shortage in Colorado, the outlook for the state's advanced technology and communications sectors remains positive. Even with the tight labor market, advanced technology firms are still moving to and expanding in Colorado. Indeed, employment in the advanced technology industries in Colorado has grown from 39,000 employees in 1972 to more than 125,000 employees today.

Throughout the 1990s, the state witnessed nonfarm employment growth averaging 3.7% per year. In 1999, the employment growth rate equaled this average. Through April 2000, nonfarm employment posted a healthy
4.0 percent gain compared with year-to-date April 1999. The forecast for nonfarm employment growth calls for a gradual slowing. It is expected that nonfarm employment will slowly decrease to a 3.0% rate by 2004.

Colorado's stellar employment market has kept the unemployment rate low in the past few years. Indeed, the unemployment rate for 1999 was 2.9%. Labor force data through the first eight months of 2000 reflect the continued tightness of the State's job market. As of August 2000, unemployment has averaged 2.7% compared with 3.0% for the same period last year. Total employment has risen 66,500 while unemployment has fallen 6,300 from the January-August period a year ago. It is predicted that the unemployment rate will remain low throughout the end of 2000 at 2.9% and then increase to 3.2% in 2001. By 2004, the unemployment rate is expected to be 3.7%, still well below the historical average unemployment rate. Meanwhile, the U.S. Commerce Department reported revised data showing that the State's per capita personal income grew at a rate of 5.6% in 1999, fifth highest in the nation. At $31,546, per capita personal income in Colorado trailed only five other states.

Restrictions on Appropriations and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval;
(ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme

Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

State Finances. The Taxpayer's Bill of Rights ("TABOR"), Article X,
Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year. The June 2000 Economic Forecast indicates that the state will exceed its TABOR limit by a wide margin through FY 2004-
05. The TABOR surplus is projected to be $815.5 million in FY 1999-00 and will reach $1,335.4 million by FY 2004-05. On average, the TABOR refund will equal $1,008 million during the six-year forecast period of 2000-2005. All of this surplus revenue must be refunded unless voters allow the state to retain the revenue. In FY 1999-00, the TABOR surplus will increase to $815.5 million from $679.6 million in FY 1998-99. In total, from FY 1999-00 through FY 2004-05 it is expected that the state will exceed its TABOR limit by $6.3 billion with more than $900 million returned to taxpayers in FY 2001-2002.

In reaction to the large and growing TABOR surplus, many tax relief measures were passed during the 1999 and 2000 legislative sessions. In total, taxes were permanently reduced by more than $530 million during the two legislative sessions. When combined with temporary tax relief bills, more than $900 million will be returned to Colorado taxpayers in FY 2001-02. During 1999, the Governor signed 14 bills that will result in $296.1 million in permanent tax reductions in FY 2001-02, and four bills that will refund $226.2 million of the TABOR surplus in FY 2001-
02. During the 2000 legislative session, the General Assembly passed and the Governor signed 13 measures that will result in $235.3 million in permanent tax cuts in FY 2001-02, and 13 more mechanisms for refunding $146.1 million of the FY 2001-02 TABOR surplus.

According to June 2000 Economic Forecast, the healthy economic conditions that have existed in Colorado for the past decade have led to strong growth in Colorado's General Fund. General Fund revenue increased 7.3% in FY 1998-99. While the rate of growth was still relatively high in FY 1998-99, it had considerably slowed from FY 1997-98's torrid pace of 15.4%. General Fund revenue growth is expected to slow to 6.5% in FY 1999-00. The state's FY 1999-00 year-end reserve is expected to be $694.0 million. This is $493.7 million above the statutory four percent reserve requirement. The slower growth in FY 1999-00 results from the income tax reductions and the sales and use tax exemptions passed during the 1999 legislative session. In FY 2000-01 and FY 2001-02, General Fund revenue growth will slow to 6.2% and 5.5%, respectively, as the additional tax relief is enacted. By 2004-05, the fiscal year-end General Fund reserve will decline to $509.5 million and the excess General Fund reserve will decrease to $241.4 million. The monies in excess of the General Fund reserve are typically used for capital expenditures and tax relief. The state will transfer $971.1 million to the capital construction fund from FY 1999-00 through FY 2004-05. In addition, there is $241.4 million available for new capital projects, tax cuts and/or increased rebates or expenditures. In addition because of strong revenue growth, General Fund appropriations can grow at the statutory maximum six percent throughout the forecast period.

Colorado's Cash Fund revenues comprise 27.5% of total funds subject to the spending limitations imposed by TABOR. Total cash fund revenues are forecast to increase 2.6% between FY 1998-99 and FY 1999-00, and to increase at an annual average rate of 3.8% from FY 1998-99 through FY 2004-05. Transportation-related revenues, the biggest group of cash funds, are expected to increase 4.8% in FY 1999-00 after increasing 4.4% in FY 1998-99. The Highway Users Tax Fund, the largest component of the transportation-related cash funds, is expected to grow 4.0%. Between FY 1998-99 and FY 1999-00, total cash fund revenues are forecast to increase 2.6%, and to increase at a compound annual average rate of 3.8% from FY 1998-99 through FY 2004-05. Cash fund revenues comprised 27.5% of total TABOR revenues in FY 1998-99. The June 2000 Economic forecast predicts that the total amount of cash fund revenues in FY 1999-00 will be $2,233.6 million.

State Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, may experience reduced revenues as a result of recessionary conditions and other factors.

The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

Colorado State Taxation. For a discussion of the Federal tax status of income earned on Colorado Trust Units, see "Tax Status."

The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Colorado Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by a Unit holder, would be exempt from the income tax imposed by the State of Colorado that is applicable to individuals and corporations (the "State Income Tax"). This opinion does not address the taxation of persons other than full time residents of Colorado.

We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the Colorado Income Tax. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Colorado law as of the date of this Prospectus and based upon the assumptions set forth above:

1. Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

2. With respect to Colorado Unit holders, in view of the relationship between Federal and Colorado tax computations described above:

(i) Each Colorado Unit holder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unit holder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unit holder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unit holder as it would have if the Colorado Unit holder directly owned the assets of the Colorado Trust;

(ii) Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unit holder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unit holder and when distributed to such Colorado Unit holder;

(iii) Any proceeds paid under individual policies obtained by issuers of Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for Federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

(iv) Each Colorado Unit holder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unit holder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unit holder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unit holder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

(v) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unit holders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

(vi) If interest on indebtedness incurred or continued by a Colorado Unit holder to purchase Units in the Colorado Trust is not deductible for Federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

Unit holders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult with their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to Minnesota.

Economic Outlook. Minnesota's economy performed well in FY 2000. Personal income grew at an annual rate of 6.1%, 0.2% above the United States. Despite a weak agricultural sector, the state continues its record of outperforming the U.S. economy and moving up in the state rankings of per capita personal income. In calendar 1999, per capita personal income was 7% above the national average and Minnesota ranked 10th among all states in personal income per capita in 1999 compared to its ranking of 16th in 1990. The State's economy is expected to grow roughly at the same rate as the U.S. economy during fiscal year 2001.

Minnesota's unemployment remains low and labor markets have been very tight in the State for several years. In 2000, the unemployment rate averaged just 2.7%, 1.4% below the national average. On a percentage basis, the statewide employment growth rate of 2.2% equaled the national average. In the key manufacturing sector, payroll employment held constant in 2000, resisting the U.S. trend of shrinking manufacturing employment. The health of the State's retail and service sector firms is projected to reduce the impact of declines in the mining sector and a slight weakening in manufacturing.

Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. The 2000-2001 biennium begins on July 1, 2000. State statutes require a balanced budget.

During fiscal year 2000, the State's total fund balance for the General Fund decreased by $76.7 million to $1.955 billion. On June 30, 2000, the unreserved, undedicated portion of the fund balance reflected a positive balance of $451.2 million, after providing for a $972.0 million budgetary reserve. General Fund revenues and transfers-in totaled $12.035 billion for FY 2000, up 7.7% from those for fiscal year 1999. General Fund expenditures and transfers-out for the year totaled $12.135 billion.

On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in estimated revenues to the State of $6.1 billion over the next 25 years. A small portion ($202 million) of the settlement has been set aside by the courts for specific purposes, but the balance is to be deposited into the State's general fund as non-dedicated revenues. The payments have the following components: (1) Annual payments to the State's general reserve fund start with a $114.8 million deposit in FY 2000. This amount increases annually, will reach $204 million during FY 2004, and will continue in perpetuity; and (2) One-time settlement payments begin in FY 1999 and will end in FY 2003. Those payments, totaling $1.3 billion, were $461 million during FY 1999, and will be $242 million during FY 2001-03, and $121 million in FY 2003.

Debt Management. The State debt management policy has four guidelines. The first requires that the ratio of the budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2001 is estimated at 2.3%. The second and third guidelines state that the general obligation bonded debt should not exceed 2.5% of the total personal income for the state, and also that the total debt of State agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.6% and 2.6%, respectively based on outstanding debt at June 30, 2000. The fourth guideline states that the total amount of State general obligation debt, moral obligation debt, State bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the State. That ratio was 3.2% based on information as of June 30, 2000.

The State issued $360.0 million of new general obligation bonds in FY 2000 and $214.5 million of general obligation bonds were redeemed and an additional $2.0 million of State guaranteed bonds were defeased during 2000, leaving an outstanding balance of $2.5 billion.

Fitch IBCA, Inc. rates State of Minnesota general obligation bonds as AAA. Moody's Investor Services rates Minnesota's general obligation bonds Aaa. In August 1997, Standard & Poor's raised the State's general obligation bond rating from AA+ to AAA.

There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

Minnesota State Taxation. For a discussion of the Federal tax status of income earned on Minnesota Trust Units, see "Tax Status."

Counsel to the Minnesota Trust understands that the Minnesota Trust would only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds and (iii) proceeds paid under certain insurance policies issued to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Minnesota law as of the date of this Prospectus and based upon the assumptions set forth above:

1. The Minnesota Trust is not an association taxable as a corporation and each Unit holder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unit holder for Minnesota Income Tax purposes;

2. Income on the Bonds, which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust, and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unit holder, will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unit holder;

3. To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includable in the computation of "alternative minimum taxable income" for Federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

4. Each Unit holder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unit holder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unit holder for Federal income tax purposes;

5. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unit holders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

6. Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

7. To the extent that interest derived from the Minnesota Trust by a Unit holder with respect to any Possession Bonds would be excludable from gross income for Federal income tax purposes and would be exempt from state and local taxation pursuant to Federal law if the Unit holder directly owned the Possession Bonds, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unit holders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a Federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions as to the exemption from State income taxes of interest on the Bonds if received directly by a Unit holder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to New Mexico. The following brief summary regarding the economy of New Mexico is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the New Mexico Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

Economic Outlook. New Mexico's economy in 1998 struggled to maintain the modest job and income growth rates recorded in 1996 and 1997. New Mexico has been affected by the troubles of the Asian economies; as a consequence, economic growth has slowed considerably, shaving off about one percent of the state's growth rate in 1998. However, the state should see moderately strong income growth during 1999, while nonagricultural employment growth should average 2% during 1999. Current dollar personal income should increase by a moderately strong 5% in 1999 and 2000. Personal income, adjusted for inflation, should increase by 2.5% as should employment growth by 2000. Manufacturing employment should increase by 1.5% and may increase during 2000. Construction employment is expected to remain more or less flat.

New Mexico economic growth has slowed. Nonagricultural employment growth was only 1.3% in from February 1998 to February 1999, a loss of .1% from the 1.8% growth in 1997, and .9% below the national average. This is a significant slow down following growth rates of 3.8% in 1995, 5.0% in 1994 and 4.1% in 1993. Causes for the slowdown can be traced to developments in several sectors of the economy, including the Asian "flu." After an increase of 6.0% in 1995, construction employment declined 3.2% in 1996 and 1.2% in 1997, but has rebounded slightly with an increase of 2.2% for the period of February 1998 to February 1999. This increase in construction employment, though positive, is well below the 5.8% growth for the nation and the 11.4% increase seen by neighbor-state Arizona. The finance, insurance and real estate sector lost 0.3% of its jobs during 1997, but it too saw a slight increase of 1.6% for the February 1998-1999 period. New Mexico's manufacturing suffered the largest decreases in the country during the February 1998-1999 period, with a 4.6% drop in employment. In the trade sector, the State saw slight growth of 1.8%. Finally, New Mexico has seen a loss of government jobs, as during the period of February 1998-1999, the State lost 0.7% of its government jobs. In all of the above categories, New Mexico fell in the bottom quarter of all states.

In 1997, employment in services increased by 2.6% and continued its growth during the February 1998-1999 period with a 4.6% increase. According to the New Mexico Department of Labor, service occupations will continue to experience the highest growth rates through 2006, with food service and preparation occupations accounting for almost half of all new jobs in this sector.

In comparison to other states, New Mexico continues to rank low in terms of per capita personal income, despite rapid growth in this area. The rapid growth of the State's population, at 14.2% from 1990-97 compared to only 7.6% for the nation, has had a negative impact on per capita personal income. New Mexico's 1996 per capita personal income of $18,814 was approximately 77% of the national figure ($24,436), and the State ranked 49th out of the fifty states and the District of Columbia. During 1997, per capita personal income in the State climbed by 4.1% to $19,587, moving New Mexico to a 48th place ranking. However, this gain is substantially lower than the increases in the 6.0% to 8.5% range from 1993 to 1995. The national growth rate in total personal income during 1997 was 5.7%. The 1998 personal income numbers did not change much for the State, as it saw only a 3.7% increase.

After remaining stable at 6.3% in 1994 and 1995, New Mexico's unemployment rate was a very high 8.1% in 1996. During 1997, however, the State's unemployment rate averaged 6.2%. In comparison, the average national unemployment rate during 1997 was 4.9%. In March 1998, New Mexico's unemployment rate was recorded at 6.4%, the third highest in the nation. The unemployment rate for the year ending 1998 was 6.2%, where it has remained through June 1999. The national average for the year ending 1998 was 4.5%, though it has been slightly lower at 4.3% through June 1999.

Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

For the Fiscal Year ending June 30, 1998, recurring revenue totaled $3.158 billion, an increase of 6.5% over the previous fiscal year. Total General Fund Revenue was $3.206 billion, up 6.0% from fiscal year 1997. Preliminary results for fiscal year 1999 show recurring appropriations at $3.182 billion, up 0.8% from the previous fiscal year. Nonrecurring appropriations for fiscal year 1998 were $51.8 million, and are estimated at $46.5 million for fiscal year 1998. The net transfer to the operating reserve was $145.2 million.

The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total $377.9 million. Without the risk reserve, balances would be $237.4 million. The fiscal year 1998 balance in the operating reserve was $225.3 million, or 7.0% of fiscal year 1998 total revenue.

Disaster allotments from the appropriation contingency fund totaled $3.9 million, and the ending balance in the appropriation contingency fund is $6.9 million for 1998 and is expected to be around $3.6 million in 1999.

Debt Administration. The principal sources of funding for capital projects by the State are surplus general fund balances, general obligation bonds, and Severance Tax Bonds. The 1994 Legislature authorized the largest capital program in the State's history, $383 million. The Executive Capital outlay recommendation for the 1998 session totals $265.9 million. These authorizations fund a broad range of State and local capital needs for various public school and higher education acquisitions as well as correction facilities, museum and cultural facilities, health facilities, State building repairs, water rights, wastewater and water systems, State parks, local roads, and senior citizens facilities projects.

General Obligation Bonds. General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. As of June 30, 1999, the total amount outstanding on General Obligation Bonds was $188,440,106.

Severance Tax Bonds. Severance Tax Bonds are not general obligations of the State and the State is prohibited by law from using the proceeds of property taxes as a source of payment of revenue bonds, including Severance Tax Bonds. The State Treasurer keeps separate accounts for all money collected as Severance Taxes, and is directed by State statute to pay Severance Tax Bonds from monies on deposit in the Bonding Fund. For the fiscal year ended June 30, 1998, the total amount outstanding on Severance Tax Bonds was $376,888,806.

Severance taxes have been collected by the State since the adoption of the Severance Tax Act in 1937. Since 1959, certain severance tax receipts and certain other monies determined by the Legislature have been deposited into the Bonding Fund and used, in part, to retire bond issues which have funded a variety of capital improvements in the State. The main minerals extracted from the State which contribute the largest portion of Severance Tax revenues are natural gas, oil and coal. Severance tax collections totaled $183.9 million in fiscal year 1998 and are projected at $139.4 million for 1998.

Bond Ratings. Moody's Investors Service, Inc. and Standard & Poor's Ratings Services have assigned the bond ratings of "Aa1" and "AA+," respectively, to State of New Mexico general obligation bonds.

New Mexico State Taxation. For a discussion of the Federal tax status of income earned on New Mexico Trust Units, see "Tax Status."

The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by or on behalf of the government of Puerto Rico, the government of the Guam, or the government of the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matter, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unit holder, would be exempt from the New Mexico income taxes applicable to individuals and corporation (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing New Mexico law as of the date of this Prospectus and based upon the assumptions set forth above:

1. The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

2. Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unit holder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unit holder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax Regulations.

3. To the extent that interest income derived from the New Mexico Trust by a Unit holder with respect to Possession Bonds is exempt from state taxes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

4. Each Unit holder will recognize gain or loss for New Mexico State Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unit holder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unit holder for Federal income tax purposes.

5. The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of New Mexico law. Prospective investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for the purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the

New Mexico estate tax. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Risk Factors Specific to Oregon.

Economic Outlook. Since the early 1990s, Oregon's economy has become more diversified and less reliant on the mainstay industries of the past such as forest products, fisheries, and agricultural products. The State's economic base-the group of industries that sell goods and services to customers outside Oregon-now includes high technology, forest products, agriculture and food processing, tourism, primary and fabricated metals, and transportation equipment.

In 1998, after six years of rapid economic growth, the State began to feel the effects of the Asian financial crisis. Trade with Asia is a larger share of total foreign trade from Oregon than it is from most other states. Repercussions from the economic slump in Asia continued to dampen economic growth in 1999 and early 2000. Added to this, higher interest rates and energy costs are slowing business and consumer spending. The most recent Blue Chip Job Growth rankings placed Oregon 28th in the nation for year-over-year job growth between May 1999 and May 2000. This is a growth rate of 1.9%. U.S. job growth over the same period was 2.3%.

Employment growth in the State has been modest during the past year. On a year over year basis, job growth in the second quarter of 2000 was 1.6%. Industries most affected by the higher interest rates include construction, finance, insurance, and real estate. Lumber and wood products continued to be affected by declining commodity prices during the second quarter of 2000.

While recent job growth rates are lower than experienced in the mid-1990s, the State's economy is continuing to expand at a healthy pace. Oregon's economy is expected to finish 2000 with employment growth of 1.8%, slightly below that of the national average. However, the economy should once more grow faster than the nation in 2001 with job growth of 1.7%. Although annual employment growth for Oregon will be below 2.0% until 2003, this level of expansion will likely exceed national growth rates.

Several sectors are expected to post gains in the next year or so, while other industries will likely decline. The high technology sector, led by demand in the semiconductor industry, is continuing to recover, fueled by consumer interest in the Internet and hand-held electronic devices. Finance, insurance, and real estate will feel the impact of higher interest rates. Demand for lumber and wood products will continue to decline due to slower population growth and rising mortgage interest rates that reduce housing starts. The outlook for Oregon's timber industry is for a slow continuation of declining employment.

Besides employment growth, other factors may be considered indicators of economic performance such as changes in personal income levels and wage and salary growth. It is expected that the State's personal income will finish 2000 with a rise of 6.1%, close to the 6.0% growth in 1999. Similar growth of 5.9% is expected for personal income in 2001. In comparison, personal income for the U.S. will grow 6.5% in 2000 and 5.5% in 2001. Wage and salary income in Oregon will finish 2000 with growth of 5.6% and will increase slightly in 2001, with growth of 6.3%.

Inflation and population changes also have an impact on the economy. Inflation in Oregon will rise to 3.9% in 2000 and then slow to 2.9% in 2001. This is slightly higher than projected inflation rates for the nation at 3.2% for 2000 and 2.3% for 2001. The State's population is expected to increase from 3.337 million in 2000 to 3.601 million in 2007, a 7.9% increase.

Further increases in inflation, a major stock market correction, and higher energy prices are the primary risks to the Oregon economy. Signs of increasing inflationary pressures may cause the Federal Reserve to tighten interest rates to the point of recession. If the stock market experienced a sharp correction, this could trigger slowed consumer spending which is the main driving force in economic expansion. A downturn in global economies could also hinder the State's economy. In summary, Oregon will remain a relatively high growth state for the next several years. Although economic growth has tapered off, the underlying strength of personal income and consumer confidence will keep the state economy out of recession.

Revenues and Expenditures. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

The Office of Economic Analysis (OEA) projects General Fund revenue of $9,863 million. The beginning balance of the General Fund is estimated at $359 million. This leaves projected General Fund resources of $10,222 million. Personal income tax makes up the largest share of General Fund revenue. It accounts for 85% of projected revenue. Corporate income taxes are 8% of the total revenue amount. Other sources, including the insurance premium tax and the cigarette tax, make up the remaining 7%. Total General Fund expenditures will be $10,181,301,545 according to the Governor's Recommended Budget for 1999-2001. Additionally, the recommended budget provides a total of $95,850,000 for the Emergency Fund.

Debt Management. Articles XI, section 7, XI-G, and XI-H of the State's constitution authorize the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and community colleges debt service requirements are financed through an appropriation from the General Fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70% self-supporting and self-liquidating from revenues, gifts, federal government grants, user charges, assessments, and other fees. The debt associated with these general obligation bonds is reflected in the General Long-Term Debt Account Group.

Articles XI-A, XI-I(1), XI-I(2), and XI-J of the State's constitution authorize the issuance of general obligation bonds to provide farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These programs are self-supporting and are accounted for as enterprise funds. Certain provisions of the Water Resources general obligation bond indenture conflict with State statutes. Upon the advice of the Attorney General, the method of handling investment interest is in compliance with the statutes rather than the bond indenture.

Articles XI-F(1) and XI-G of the Oregon's constitution authorize the issuance of general obligation bonds for financing higher education building projects, facilities, and institution activities. These bonds are accounted for in college and university funds.

As of June 30, 2000, the state of Oregon had a total of approximately $2,429,380,000 in general obligation bonds including general long-term debt, enterprise funds and college and university funds.

Bond Ratings. Each of Fitch IBCA, Inc. (formerly Fitch Investors
Service, L.P.), Moody's Investors Service and Standard & Poor's Ratings Group has assigned their municipal bond ratings of "AA," "Aa2" and "AA" respectively.

There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The information provided is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon Municipal Obligations.

Oregon State Taxation. For a discussion of the Federal tax status of income earned on Oregon Trust Units, see "Tax Status."

The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unit holder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Oregon law as of the date of this Prospectus and based on the assumptions set forth above:

1. The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of

Revenue, each Oregon Unit holder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unit holder for Oregon Personal Income Tax purposes;

2. Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unit holder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unit holder;

3. To the extent that interest derived from the Oregon Trust by an Oregon Unit holder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C.
Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

4. Each Oregon Unit holder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unit holder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unit holder for Federal income tax purposes; and

5. The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Oregon law. Ownership of the Units may result in collateral Oregon tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences under Oregon law relating to the ownership of the Units, including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes.

Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unit holder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unit holder subject to such tax will be added to the corporate Oregon Unit holder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Risk Factors Specific to Pennsylvania.

Generally. The Commonwealth of Pennsylvania has historically been identified as a heavy industry state, although that reputation has been changing as the industrial composition of the Commonwealth's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries. The Commonwealth continues to enjoy its longest period of economic growth and most of its sectors have created new jobs with unemployment rates comparable to the national average.

Consumer spending, supported by continued gains in income, could help sustain economic growth but at lower levels than in recent years due to continued losses in durable and nondurable manufacturing. As of October 2000, the Pennsylvania unemployment rate fell one-tenth of a percentage point from the year earlier period rate to 4.2%. The current outlook for Pennsylvania calls for moderate economic growth.

Revenues and Expenditures. On a budgetary basis, the Commonwealth's General Fund at June 30, 2000 ended the fiscal year with a $718.2 million unreserved/undesignated fund balance, prior to reserving $107.7 million for transfer to the Tax Stabilization Reserve (Rainy Day) Fund. After the transfer, the unreserved/undesignated fund balance on the budgetary basis was $610.5 million. Including the transfer for the 1999-00 Fiscal Year, the balance in the Tax Stabilization Reserve Fund increased to $1.105 billion.

Debt Management. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. Further, the Commonwealth further issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year.

For Fiscal Year 2000, the debt service requirement for general obligation bonded debt funded by the General Fund was approximately $627 million.

Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking sixth in metropolitan areas of the United States. Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs. Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services; Aa2 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Standard & Poor's rating on City of Philadelphia general obligation bonds is BBB, and Moody's rating is Baa1.

There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

The information provided is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Commonwealth and local agencies in

Pennsylvania or contained in Official Statements for various
Pennsylvania Municipal Obligations.

Pennsylvania State Taxation. For a discussion of the Federal tax status of income earned on Pennsylvania Trust Units, see "Tax Status."

We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania Trust (the "Pennsylvania Trust") and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "Unit holders"). The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be,
(ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Pennsylvania law as of the date of this Prospectus and based upon the assumptions set forth above:

1. The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

2. Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unit holder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unit holder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unit holder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unit holder.

3. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

4. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unit holder held his or her Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unit holder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

5. Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for Federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

6. Each Unit holder will recognize gain for purposes of the Corporate Income Tax if the Unit holder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unit holder for Federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unit holder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

7. A Unit holder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

8. A Unit holder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unit holder held his or her Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unit holder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

9. The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

Unit holders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from Federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unit holder.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to Puerto Rico. The economy of Puerto Rico is closely integrated with that of mainland United States. During fiscal 1999 approximately 89% of Puerto Rico's $34 billion in exports were to the U.S. mainland, which was also the source of approximately 65% of Puerto Rico's $23 billion in imports. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to the expansion of the manufacturing sector.

Puerto Rico experienced a more than decade-long economic expansion continued throughout the six-year period from fiscal 1994 through fiscal 1999. Almost every sector of the economy participated and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development and hurricane aid programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers and the relatively low cost of borrowing. The future growth of Puerto Rico's economy depends on several factors, including the strength of the U.S. economy, the relative stability in the price of oil imports, increases in the number of visitors to the island, the level of exports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.

Economic activity in Puerto Rico increased during 1999. The growth in Puerto Rico's gross domestic product (GDP) was 4.19%. The driving forces behind this growth were continuous economic growth in the United States, growth in the construction industry and low interest rates.

Puerto Rico's unemployment, although at relatively low historical levels, remains above the average for the United States. As of February 2001, Puerto Rico's unemployment rate was 11.4%.

The Puerto Rican economy is affected by a number of Commonwealth and federal investment incentive programs. Aid for Puerto Rico's economy has traditionally depended heavily on federal programs, and current federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar. One of the factors assisting the development of the Puerto Rican economy has been the tax incentives offered by the federal and Puerto Rico governments.

Puerto Rico's future will be determined by the leadership and initiatives of both the private and public sector to compensate for the loss of the federal tax credit under Section 936 of the U.S. tax code. This important credit which enabled companies to repatriate profits at a 40-60% reduction in federal taxes was terminated as of July 1996. Existing U.S. companies operating in Puerto Rico were given a ten year grace period, but new U.S. manufacturing companies coming to Puerto Rico will have to pay U.S. deferral taxes when repatriating their profits to the mainland.

The information provided is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico Municipal Obligations.

Federal Taxation. For a discussion of the Federal tax status of income earned on Territorial Trust Units, see "Tax Status."

Equivalent Taxable Estimated Current Returns

As of the date of this Prospectus, the following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under published Federal and State (if applicable) tax rates scheduled to be in effect in 2001. These tables illustrate approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. For cases in which more than one State rate falls within a Federal bracket, the highest State rate corresponding to the highest income within that Federal bracket is used. The combined State and Federal tax rates shown reflect the fact that State tax payments are currently deductible for Federal tax purposes. The tables do not show the approximate taxable estimated current returns for individuals who are subject to the alternative minimum tax. The taxable equivalent estimated current returns may be somewhat higher than the equivalent returns indicated in the following tables for those individuals who have adjusted gross incomes in excess of $132,950. The tables do not reflect (i) the effect of limitations on itemized deductions and the deduction for personal exemptions which were designed to phase out certain benefits of these deductions for higher income taxpayers, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80 percent of his or her allowable itemized deductions, with certain exceptions. See "Tax Status" for a more detailed discussion of recent Federal tax legislation, including a discussion of provisions affecting corporations.

                                                 ARIZONA TAX EQUIVALENT TABLE*

     Taxable Income ($1,000's)                                         Tax-Exempt Estimated Current Return
Single              Joint               Tax          4.5%       5%         5.5%       6%         6.5%       7%         7.5%
Return              Return              Bracket                     Equivalent Taxable Estimated Current Return
_____________       ______________      _______      _____      _____      _____      _____      _____      _____      _____
$    6- 27.05                           18.2%        5.50%      6.11%      6.72%      7.33%      7.95%      8.56%      9.17%
                    $    12- 45.20      17.7%        5.47       6.08       6.68       7.29       7.90       8.51       9.11
 27.05- 65.55         45.20-109.25      30.9%        6.51       7.24       7.96       8.68       9.41       10.13      10.85
 65.55-136.75        109.25-166.50      33.8%        6.80       7.55       8.31       9.06       9.82       10.57      11.33
                     166.50-297.35      38.5%        7.32       8.13       8.94       9.76       10.57      11.38      12.20
136.75-297.35                           38.8%        7.35       8.17       8.99       9.80       10.62      11.44      12.25
  Over 297.35         Over 297.35       42.2%        7.79       8.65       9.52       10.38      11.25      12.11      12.98

* Please note that the tax rates shown do not reflect the deductibility of Arizona state income taxes in computing Arizona income subject to tax.

                                                 CALIFORNIA TAX EQUIVALENT TABLE*

     Taxable Income ($1,000's)                                         Tax-Exempt Estimated Current Return
Single              Joint               Tax          4.5%       5%         5.5%       6%         6.5%       7%         7.5%
Return              Return              Bracket*                    Equivalent Taxable Estimated Current Return
_____________       ______________      _______      _____      _____      _____      _____      _____      _____      _____
$     6- 27.05      $    12- 45.20      20.1%        5.63%      6.26%      6.88%      7.51%      8.14%      8.76%      9.39%
  27.05- 65.55        45.20-109.25      34.2%        6.84       7.60       8.36       9.12       9.88       10.64      11.40
  65.55-136.75       109.25-166.50      37.0%        7.14       7.94       8.73       9.52       10.32      11.11      11.90
 136.75-297.35       166.50-297.35      41.5%        7.69       8.55       9.40       10.26      11.11      11.97      12.82
   Over 297.35         Over 297.35      44.8%        8.15       9.06       9.96       10.87      11.78      12.68      13.59

* The State tax brackets are those for 2000. The 2001 brackets will be adjusted to take into account changes in the California
Consumer Price Index. These adjustments have not yet been released.

                                                 COLORADO TAX EQUIVALENT TABLE*

     Taxable Income ($1,000's)                                         Tax-Exempt Estimated Current Return
Single              Joint               Tax          4.5%       5%         5.5%       6%         6.5%       7%         7.5%
Return              Return              Bracket      Equivalent Taxable Estimated Current Return
_____________       ______________      _______      _____      _____      _____      _____      _____      _____      _____
$     6- 27.05      $    12- 45.20      18.9%        5.55%      6.17%      6.78%      7.40%      8.01%      8.63%      9.25%
  27.05- 65.55        45.20-109.25      30.9%        6.51       7.24       7.96       8.68       9.41       10.13      10.85
  65.55-136.75       109.25-166.50      33.7%        6.79       7.54       8.30       9.05       9.80       10.56      11.31
 136.75-297.35       166.50-297.35      38.5%        7.32       8.13       8.94       9.76       10.57      11.38      12.20
   Over 297.35         Over 297.35      41.9%        7.75       8.61       9.47       10.33      11.19      12.05      12.91

                                                 MINNESOTA TAX EQUIVALENT TABLE

     Taxable Income ($1,000's)                                         Tax-Exempt Estimated Current Return
Single              Joint               Tax          4.5%       5%         5.5%       6%         6.5%       7%         7.5%
Return              Return              Bracket      Equivalent Taxable Estimated Current Return
_____________       ______________      _______      _____      _____      _____      _____      _____      _____      _____
$     6- 27.05      $    12- 45.20      21.0%        5.70%      6.33%      6.96%      7.59%      8.23%      8.86%      9.49%
  27.05- 65.55        45.20-109.25      33.2%        6.74       7.49       8.23       8.98       9.73       10.48      11.23
  65.55-136.75       109.25-166.50      36.0%        7.03       7.81       8.59       9.38       10.16      10.94      11.72
 136.75-297.35       166.50-297.35      40.6%        7.58       8.42       9.26       10.10      10.94      11.78      12.63
   Over 297.35         Over 297.35      43.9%        8.02       8.91       9.80       10.70      11.59      12.48      13.37

                                                 NATIONAL TAX EQUIVALENT TABLE

     Taxable Income ($1,000's)                                         Tax-Exempt Estimated Current Return
Single              Joint               Tax          4.5%       5%         5.5%       6%         6.5%       7%         7.5%
Return              Return              Bracket      Equivalent Taxable Estimated Current Return
_____________       ______________      _______      _____      _____      _____      _____      _____      _____      _____
$     6- 27.05      $    12- 45.20      15.0%        5.29%      5.88%      6.47%      7.06%      7.65%      8.24%      8.82%
  27.05- 65.55        45.20-109.25      27.5%        6.21       6.90       7.59       8.28       8.97       9.66       10.34
  65.55-136.75       109.25-166.50      30.5%        6.47       7.19       7.91       8.63       9.35       10.07      10.79
 136.75-297.35       166.50-297.35      35.5%        6.98       7.75       8.53       9.30       10.08      10.85      11.63
   Over 297.35         Over 297.35      39.1%        7.39       8.21       9.03       9.85       10.67      11.49      12.32

                                                 NEW MEXICO TAX EQUIVALENT TABLE*

     Taxable Income ($1,000's)                                         Tax-Exempt Estimated Current Return
Single              Joint               Tax          4.5%       5%         5.5%       6%         6.5%       7%         7.5%
Return              Return              Bracket      Equivalent Taxable Estimated Current Return
_____________       ______________      _______      _____      _____      _____      _____      _____      _____      _____
$     6- 27.05      $    12- 45.20      21.0%        5.70%      6.33%      6.96%      7.59%      8.23%      8.86%      9.49%
  27.05- 65.55        45.20-109.25      33.4%        6.76       7.51       8.26       9.01       9.76       10.51      11.26
  65.55-136.75       109.25-166.50      36.2%        7.05       7.84       8.62       9.40       10.19      10.97      11.76
 136.75-297.35       166.50-297.35      40.8%        7.60       8.45       9.29       10.14      10.98      11.82      12.67
   Over 297.35         Over 297.35      44.1%        8.05       8.94       9.84       10.73      11.63      12.52      13.42

* Please note that the tax rates shown do not reflect the deductibility of New Mexico state income taxes in computing
New Mexico income subject to tax.

                                                 OREGON TAX EQUIVALENT TABLE*

     Taxable Income ($1,000's)                                         Tax-Exempt Estimated Current Return
Single              Joint               Tax          4.5%       5%         5.5%       6%         6.5%       7%         7.5%
Return              Return              Bracket      Equivalent Taxable Estimated Current Return
_____________       ______________      _______      _____      _____      _____      _____      _____      _____      _____
$     6- 27.05      $    12- 45.20      22.7%        5.82%      6.47%      7.12%      7.76%      8.41%      9.06%      9.70%
  27.05- 65.55        45.20-109.25      34.0         6.82       7.58       8.33       9.09       9.85       10.61      11.36
  65.55-136.75       109.25-166.50      36.8         7.12       7.91       8.70       9.49       10.28      11.08      11.87
 136.75-297.35       166.50-297.35      41.3         7.67       8.52       9.37       10.22      11.07      11.93      12.78
   Over 297.35         Over 297.35      44.6         8.12       9.03       9.93       10.83      11.73      12.64      13.54

* The State tax brackets are those for 2000. The 2001 brackets may be indexed by cost-of-living adjustment.

                                                 PENNSYLVANIA TAX EQUIVALENT TABLE

     Taxable Income ($1,000's)                                         Tax-Exempt Estimated Current Return
Single              Joint               Tax          4.5%       5%         5.5%       6%         6.5%       7%         7.5%
Return              Return              Bracket      Equivalent Taxable Estimated Current Return
_____________       ______________      _______      _____      _____      _____      _____      _____      _____      _____
$     6- 27.05      $    12- 45.20      17.4%        5.45%      6.05%      6.66%      7.26%      7.87%      8.47%      9.08%
  27.05- 65.55        45.20-109.25      29.5%        6.38       7.09       7.80       8.51       9.22       9.93       10.64
  65.55-136.75       109.25-166.50      32.4%        6.66       7.40       8.14       8.88       9.62       10.36      11.09
 136.75-297.35       166.50-297.35      37.3%        7.18       7.97       8.77       9.57       10.37      11.16      11.96
   Over 297.35         Over 297.35      40.8%        7.60       8.45       9.29       10.14      10.98      11.82      12.67

                                                 TERRITORIAL TAX EQUIVALENT TABLE*

     Taxable Income ($1,000's)                                         Tax-Exempt Estimated Current Return
Single              Joint               Tax          4.5%       5%         5.5%       6%         6.5%       7%         7.5%
Return              Return              Bracket      Equivalent Taxable Estimated Current Return
_____________       ______________      _______      _____      _____      _____      _____      _____      _____      _____
$    6- 27.05       $    12- 45.20      15.0%        5.29%      5.88%      6.47%      7.06%      7.65%      8.24%      8.82%
 27.05- 65.55         45.20-109.25      27.5%        6.21       6.90       7.59       8.28       8.97       9.66       10.34
 65.55-136.75        109.25-166.50      30.5%        6.47       7.19       7.91       8.63       9.35       10.07      10.79
 136.75-297.35       166.50-297.35      35.5%        6.98       7.75       8.53       9.30       10.08      10.85      11.63
   Over 297.35         Over 297.35      39.1%        7.39       8.21       9.03       9.85       10.67      11.49      12.32

* The table reflects the Federal tax rate and does not reflect any effect that Puerto Rico taxes may have in determining the taxable equivalent yield for residents of Puerto Rico.



Certain of the Bonds in the Trusts may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "Tax Status." The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity.

Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (i) not paying interest on a semi-annual basis and (ii) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond. See footnote (6) in "The Trusts-Notes to Schedules of Investments" in Part One of this Prospectus.

Certain of the Bonds in the Trusts may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trusts were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value. To the extent that the Bonds were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than Bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce estimated net annual unit income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the affected Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the estimated net annual unit income will be significantly reduced after the dates on which such Bonds are eligible for redemption. A Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in the event that all the Bonds in the portfolio other than the zero coupon bonds are called or redeemed in order to pay expenses of a Trust or in case a Trust is terminated. See "Trust Administration-Portfolio Administration" and "Trust Administration-Amendment or Termination." See "The Trusts-Schedule of Investments" in Part One of this Prospectus for each Trust for the earliest scheduled call date and the initial redemption price for each Bond.

Certain of the Bonds in certain of the Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds in certain of the Trusts may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with any housing bonds held by the Fund, the Sponsor at the Initial Date of Deposit is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates.

Certain of the Bonds in certain of the Trusts may be healthcare revenue bonds. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for healthcare facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other healthcare facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Certain of the Bonds in certain of the Trusts may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

Certain of the Bonds in certain of the Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in certain of the Trusts may be industrial revenue bonds ("IRBs"). In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buyout, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

Certain of the Bonds in certain of the Trusts may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Certain of the Bonds in certain of the Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or, for higher education systems, from tuition, dormitory revenues, grants and endowments. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the Bonds.

An investment in Units of the Trusts should be made with an understanding of the interest rate risk associated with such an investment. Generally, bond prices (and therefore Unit prices) will move inversely with interest rates, and bonds (Trusts) with longer maturities are likely to exhibit greater fluctuations in market value, all other things being equal, than bonds (Trusts) with shorter maturities.

To the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the date of this Prospectus, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal and applicable state income taxation. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

Redemptions of Bonds. Certain of the Bonds in certain of the Trusts are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds, an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Schedule of Investments" in Part One of this Prospectus for each Trust and the "Notes to Schedules of Investments" in Part One of this Prospectus.

Estimated Current Return and Estimated Long-Term Return

As of the date indicated in "Summary of Essential Financial Information" in Part One of this Prospectus, the Estimated Current Returns and the Estimated Long-Term Returns were those indicated therein. The Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, Sponsor and Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (ii) takes into account a compounding factor and the expenses and sales charge associated with each Trust
Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

Trust Operating Expenses

Compensation of Sponsor. Nike Securities L.P., which acts as Sponsor, will receive a fee for providing supervisory services as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. Any such charges would be payable in monthly installments and would be based on the number of Units outstanding on the first day of each month of each year. The Sponsor may also be reimbursed for bookkeeping and administrative services in amounts which will not exceed the amounts set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. In addition, legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are now chargeable to each Trust. Historically, the Sponsor paid these fees and expenses. With respect to fees payable to the Sponsor for providing portfolio supervision, and bookkeeping and administrative services to the Trusts, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount paid to the Sponsor for providing such services rendered to all unit investment trusts sponsored by the Sponsor or its affiliates in any calendar year exceed the aggregate cost to the Sponsor and its affiliates of supplying such services in such year. The foregoing fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units.

Evaluator's Fee. For its services, the Evaluator will receive an annual fee as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The Evaluator's fees are payable in monthly installments. The Evaluator's fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category.

Trustee's Fee. For its services, the Trustee will receive an annual fee as set forth under "Summary of Essential Financial Information" in Part

One of this Prospectus. The Trustee's fees are payable in monthly installments (based on the outstanding principal amount of Bonds in a Trust as of the first day of each month of each year) on or before the fifteenth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions) and may be further increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Fund is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unit holders-Reports Provided" and "Trust Administration."

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (i) fees of the Trustee for extraordinary services, (ii) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (iii) various governmental charges, (iv) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of Unit holders,
(v) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of a Trust without gross negligence, bad faith or willful misconduct on its part, (vi) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust and (vii) expenditures incurred in contacting Unit holders upon termination of a Trust.

The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio or portfolios of the applicable Trust or Trusts. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Fund, the Trustee has the power to sell Bonds to pay such amounts.

Insurance On The Bonds In The Insured Trusts

Insurance guaranteeing prompt payment of interest and principal, when due, on all the Bonds in the Insured Trusts in the Fund has been obtained by the Sponsor or by the issuers or underwriters of such Bonds. Although no insurance has been obtained on the Bonds in the uninsured Trusts, certain of the Bonds in the uninsured Trusts may be insured.

An Insurer has issued a policy or policies of insurance covering each of the Bonds in the Insured Trusts, each policy to remain in force until the payment in full of such Bonds and whether or not the Bonds continue to be held by an Insured Trust. By the terms of each policy, the Insurer will unconditionally guarantee to the holders or owners of the Insured Bonds the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due, but not be paid (except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption, default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration). The Insurer will be responsible for such payments, less any amounts received by the holders or owners of the Bonds from any trustee for the bond issuers or from any other sources other than the Insurer. The Insurers' policies relating to small industrial development bonds and pollution control revenue bonds also guarantee the full and complete payments required to be made by or on behalf of an issuer of Bonds pursuant to the terms of the Bonds if there occurs an event which results in the loss of the tax-exempt status of the interest on such Bonds, including principal, interest or premium payments, if any, as and when thereby required. Each Insurer has indicated that its insurance policies do not insure the payment of principal or interest on bonds which are not required to be paid by the issuer thereof because the bonds were not validly issued. However, as indicated under "Tax Status," the respective issuing authorities have received opinions of bond counsel relating to the valid issuance of each of the Bonds in the Trusts. Each Insurer's policy also does not insure against non-payment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. Such policies are not covered by the Property/Casualty Insurance Security Fund specified in

Article 76 of the New York Insurance Law. The policies are non-cancelable and the insurance premiums have been fully paid on or prior to the date of deposit, either by the Sponsor or, if a policy has been obtained by a Bond issuer, by such issuer.

Standard & Poor's rates all new issues insured by an Insurer "AAA Prime Grade." Moody's rates all bond issues insured by an Insurer "Aaa." These ratings independently reflect each company's current assessment of the creditworthiness of each Insurer and its ability to pay claims on its policies of insurance. See "Investment Objectives and Portfolio Selection." Any further explanation as to the significance of either rating may be obtained only from the company which issued the respective rating. Neither rating is a recommendation to buy, sell or hold the Bonds, and such rating may be subject to revision or withdrawal at any time by the respective issuer. Any downward revision or withdrawal of the rating may have an adverse effect on the market price of the Bonds.

Because the insurance on the Bonds will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

Tax Status

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which issuers of such Bonds are located, from State income taxes and certain State or local intangibles and local income taxes. Neither the Sponsor nor Chapman and Cutler has made any review of the Fund proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded for Federal income tax purposes.

In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law as of the date of this prospectus:

1. Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes when received by a Trust and when distributed to Unit holders; however such interest may be taken into account in computing the alternative minimum tax, and an additional tax on branches of foreign corporations;

2. Each Unit holder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unit holder redeems or sells his or her Unit. If the Unit holder disposes of a Unit, he or she is deemed thereby to have disposed of his or her entire pro rata interest in all assets of the Trust involved including his or her pro rata portion of all the Bonds represented by the Unit. The Code includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the date the Unit holders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller), and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various nonrecognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units, generally including sales charges, among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his or her Units are sold or redeemed for an amount less than or equal to his original cost. Unit holders should consult their own tax advisors with regard to the calculation of basis; and

3. Any insurance proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted Bonds PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the Insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bonds on the date a Unit holder acquires his or her Units and the price the Unit holder pays for his or her Units. Unit holders should consult with their tax advisors regarding these rules and their application.

Tax-exempt bonds are subject to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Code, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. Legislation has been proposed that would require accrual basis taxpayers to include market discount in income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisors regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Trust. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trusts. Unit holders should consult their tax advisors with respect to the particular tax consequences to them including the corporate alternative minimum tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisors.

In the case of certain of the Bonds in the Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax advisor.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

The Code provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years. However, the reduction of the 20% rate to 18% applies only if the holding period for the property beings after December 31, 2000. Therefore, you will not be eligible for the 18% capital gain rate on assets for which your holding period began before January 1, 2001. However, if you are an individual, you may elect to treat certain assets you hold on January 1, 2001 for purposes of this holding period requirement. If you make this election for an asset, the asset would be eligible for the 18% rate if it is held by you for more than five years after this deemed sale. If you make this election, you must recognize any gain from this deemed sale, but any loss is not recognized. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions." Unit holders should consult their tax advisors regarding the potential effect of this provision on their investment in Units.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference.

In general, Section 86 of the Code, provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.

In addition, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his or her Social Security benefits in gross income whether or not he or she receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

FOR A DISCUSSION OF THE STATE TAX STATUS OF INCOME EARNED ON UNITS OF A TRUST, SEE "THE TRUSTS-STATE TAXATION" FOR THE APPLICABLE TRUST. EXCEPT AS NOTED THEREIN, THE EXEMPTION OF INTEREST ON STATE AND LOCAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DISCUSSED ABOVE DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS.

Ownership of the Units may result in collateral Federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

Public Offering

General. Units are offered at the Public Offering Price. The Public Offering Price is based on the bid prices of the Bonds in each Trust and includes a sales charge of 5.5% of the Public Offering Price (5.820% of the aggregate bid price of the Bonds) plus any accrued interest. Employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and its subsidiaries, related companies to the Sponsor and a registered representative purchasing for such representative's personal account may purchase Units of the Trusts without a sales charge in the secondary offering period.

Investors who purchase Units through registered broker/dealers who charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed may purchase Units in the secondary offering period at the Public Offering Price less the concession the Sponsor typically would allow such broker/dealer. See "Public Offering-Unit Distribution."

Accrued Interest. Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unit holders will receive on the next distribution date of the respective Trust the amount, if any, of accrued interest paid on their Units.

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells or redeems all or a portion of his or her Units, he or she will be entitled to receive his or her proportionate share of the accrued interest from the purchaser of his or her Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unit holders and since such Account is noninterest-bearing to Unit holders, the Trustee benefits thereby.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Bonds in each Trust.

As indicated above, the price of the Units as of the opening of business on the date of Part One of this Prospectus was determined by adding to the determination of the aggregate bid price of the Bonds an amount equal to 5.820% of such value and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross underwriting profit equal to 5.5% of the Public Offering Price. The Evaluator will appraise or cause to be appraised the value of the underlying Bonds as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on days on which the New York Stock Exchange is open (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) for each day on which any Unit of a Trust is tendered for redemption, and it shall determine the aggregate value of such Trust as of 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on such other days as may be necessary. Such Public Offering Price will be effective for all orders received at or prior to 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on each such day. Orders received by the Trustee or the Sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

The aggregate price of the Bonds in each Trust has been and will be determined on the basis of bid prices (i) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (ii) if such prices are not available for any particular Bonds, on the basis of current market prices for comparable bonds; (iii) by causing the value of the Bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (iv) by any combination of the above.

The Public Offering Price per Unit is based on the bid price per Unit of the Bonds in each Trust plus the applicable sales charge plus accrued interest. The offering price of Bonds in each Trust may be expected to range from .35%-1% more than the bid price of such Bonds.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates, if any are requested in writing, representing Units so ordered will be made as soon as possible following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this prospectus at the secondary Public Offering Price in the manner described. Broker/dealers or others will be allowed a concession or agency commission in connection with the distribution of Units in the secondary market equal to 4.0% of the Public Offering Price per Unit.

As stated under "Public Market" below, the Sponsor intends to maintain a secondary market for the Units of the Fund. In so maintaining a market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Bonds in a Trust and includes a sales charge). In addition, the

Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

At various times, the Sponsor may implement programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

Public Market. Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at the bid price of the Bonds in the portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unit holder cannot find another purchaser, a Unit holder desiring to dispose of his or her Units may dispose of such Units by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Bonds in the portfolio and any accrued interest. The aggregate bid prices of the underlying Bonds in a Trust are expected to be less than the related aggregate offering prices. See "Rights of Unit holders-Redemption of Units." A UNIT HOLDER WHO WISHES TO DISPOSE OF HIS OR HER UNITS SHOULD INQUIRE OF HIS OR HER BROKER AS TO CURRENT MARKET PRICES IN ORDER TO DETERMINE WHETHER THERE IS IN EXISTENCE ANY PRICE IN EXCESS OF THE REDEMPTION PRICE AND, IF SO, THE AMOUNT THEREOF.

Rights of Unit Holders

Ownership of Units. Ownership of Units of any Trust will not be evidenced by certificates unless a Unit holder, the Unit holder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Unit holder's broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unit holder. Unit holders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

Although no such charge is now made or contemplated, the Trustee may require a Unit holder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

Distributions of Interest and Principal. Interest received by the Trusts, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, is credited by the Trustee to the Interest Account of the appropriate Trust. Other receipts are credited to the Principal Account of the appropriate Trust. Interest received by a Trust will be distributed on or shortly after the fifteenth day of each month on a pro rata basis to Unit holders of record as of the preceding record date (which will be the first day of the month). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the applicable record date, and distributions to the Unit holders as of such record date will be made on or shortly after the fifteenth day of such month. Proceeds received from the disposition of any of the Bonds after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $0.01 per Unit.

The distribution to the Unit holders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to one twelfth portion of the Unit holders' pro rata share of the estimated net annual unit income in the Interest Account after deducting estimated expenses. Because interest payments are not received by the Trusts at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer.

As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of Trusts (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges or extraordinary charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all for any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemption of Units by the Trustee.

Reinvestment Option. Unit holders of the Trusts may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any mutual fund in the Delaware Investments Family of Mutual Funds which are registered in the Unit holder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds."

Each Reinvestment Fund has investment objectives which differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unit holder should obtain a prospectus for the respective Reinvestment Fund by writing to Delaware Distributors, L.P. at 1818 Market Street, Philadelphia,
Pennsylvania 19103, or by phone at 800-362-7500.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the next end of a "business day," as defined in the Reinvestment Fund's prospectus.

Confirmations of all reinvestments by a Unit holder into a Reinvestment Fund will be mailed to the Unit holder by such Reinvestment Fund.

A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions on his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and its investment advisor shall have the right to terminate at any time the reinvestment plan relating to such fund.

Reports Provided. The Trustee shall furnish Unit holders of a Trust in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. For as long as the Sponsor deems it to be in the best interests of the Unit holders, the accounts of each Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unit holders of such Trusts upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unit holder of a Trust a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of the Bonds) and the percentage of such amount by states and territories in which the issuers of such Bonds are located, deductions for applicable taxes and for fees and expenses of such Trust, for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal
Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, deductions for payment of applicable taxes, fees and expenses of such Trust and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Bonds in a Trust furnished to it by the Evaluator.

Redemption of Units. A Unit holder who does not dispose of Units in the secondary market described above may cause Units to be redeemed by the Trustee by making a written request to the Trustee, at its unit investment trust office, The Chase Manhattan Bank, 4 New York Plaza, 6th Floor, New York, New York 10004-2413 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unit holders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unit holder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the STAMP or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unit holder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers. The Trustee's toll-free number for customer assistance is 800-682-7520, available 9:00 a.m. to 5:00 p.m. EST any business day.

Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "Redemption Date"). Such redemption shall be made by payment of cash, equivalent to the Redemption Price for such Trust, determined as set forth below as of the evaluation time stated under "Summary of Essential Financial Information" in Part One of this Prospectus, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional interest in the Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unit holder depending on the value of the Bonds in the Trust involved at the time of redemption.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the

Internal Revenue Service and may be recovered by the Unit holder only when filing a return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, at any time a Unit holder elects to tender Units for redemption, such Unit holder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Bonds in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds in each Trust, as of the close of trading on the New York Stock Exchange (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on days of trading on the New York Stock Exchange on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in a Trust determined on the basis of (i) the cash on hand in such Trust or monies in the process of being collected, (ii) the value of the Bonds in such Trust based on the bid prices of the Bonds (including "when issued" contracts, if any) and
(iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust.

The Evaluator may determine the value of the Bonds in a Trust by employing any of the methods set forth in "Public Offering-Offering Price."

The price at which Units may be redeemed could be less than the price paid by the Unit holder and may be less than the par value of the Bonds represented by the Units so redeemed. As stated above, the Trustee may sell Bonds to cover redemptions. When Bonds are sold, the size of the affected Trust will be, and the diversity may be, reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds in a Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

Trust Administration

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the date of such notification and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unit holder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor, in designating such Bonds, will consider a variety of factors, including (i) interest rates, (ii) market value and (iii) marketability. The Sponsor may direct the Trustee to dispose of Bonds in the event there is a decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Securities would be detrimental to the interest of the Unit holders. The Trustee may, from time to time, retain and pay compensation to the Sponsor (or an affiliate of the Sponsor) to act as agent for the Trusts with respect to selling Bonds from the Trusts. In acting in such capacity, the Sponsor or its affiliate will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (i) the issuer is in default with respect to such Bond or (ii) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by the Trust of any obligations other than the Bonds initially deposited is not permitted.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (i) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (ii) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of obligations either in addition to or in substitution for any of the Bonds initially deposited in a Trust, except for the substitution of certain refunding obligations for such Bonds, for Replacement Bonds and for subsequent deposits (see "The Fund"). In the event of any amendment requiring the consent of Unit holders, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

A Trust may be terminated at any time by consent of Unit holders representing 66-2/3% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than the minimum value indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

The Trust Agreement provides that a Trust shall terminate upon the redemption, sale or other disposition of the last Bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement. In the event of termination of a Trust, written notice thereof will be sent by the Trustee to each Unit holder of such Trust at his or her address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unit holder may surrender his or her certificate or certificates, if any were issued, for cancellation. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds then held in such Trust and shall deduct from the rinds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Bonds in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unit holder upon termination may be less than the principal amount or par amount of Bonds represented by the Units held by such Unit holder. The Trustee shall then distribute to each Unit holder his or her share of the balance of the Interest and Principal Accounts. With such distribution, the Unit holders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unit holders in the same manner.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties thereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, PROVIDED, HOWEVER, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Sponsor. We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

-    The First Trust Combined Series

-    FT Series (formerly known as The First Trust Special Situations
Trust)

-    The First Trust Insured Corporate Trust

-    The First Trust of Insured Municipal Bonds

-    The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $35 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 2000, the total partners' capital of Nike Securities L.P. was $21,676,108 (audited).

This information refers only to the Sponsor and not to the Trust or to any series of the Trust or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on

Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Evaluator. The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information. However, the Evaluator will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

Trustee. The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York 10004-2413. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolio of any Trust.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by each Trust to, every Unit holder of each Trust. Such books and records shall be open to inspection by any Unit holder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Rights of Unit Holders-Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unit holder, together with a current list of the Bonds held in the Trusts.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unit holders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unit holder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation organized under the laws of the United States or any State, be authorized to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Other Matters

Legal Opinions. The legality of the Units offered hereby and certain matters relating to Federal and state tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trusts.

Experts. The financial statement of the Trust for the period set forth in and included as part of Part One of this prospectus and registration statement has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and is included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements for periods prior to that audited by Deloitte & Touche LLP were audited by other auditors whose report expressed an unqualified opinion on those financial statements.

Description Of Bond Ratings*

Standard & Poor's. A brief description of the applicable Standard & Poor's ratings symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.     Nature of and provisions of the obligation; and

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include merges, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact. On credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

_____________
* As published by the ratings companies.

Bonds insured by Financial Guaranty Insurance Company, Ambac Assurance Corporation (formerly AMBAC Indemnity Corporation), Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A- rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A- rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A1 and Baa1: Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa: Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa- rated bonds is more sensitive to changes in economic circumstances, and aside form occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con. (--): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                        __________________

                     TABLE OF CONTENTS

What is The First Trust Tax-Exempt Trust Series?          3
Investment Objectives and Portfolio Selection             3
The Trusts
 Arizona Trusts                                           4
 California Trusts                                        6
 Colorado Trusts                                         10
 Minnesota Trusts                                        14
 New Mexico Trusts                                       17
 Oregon Trusts                                           20
 Pennsylvania Trusts                                     23
 Puerto Rico Trusts                                      25
Equivalent Taxable Estimated Current Returns             26
Estimated Current Return and
 Estimated Long-Term Return                              33
Trust Operating Expenses                                 33
Insurance on the Bonds in the Insured Trusts             34
Tax Status                                               35
Public Offering                                          38
Rights of Unit Holders                                   40
Trust Administration                                     43
Other Matters                                            46
Description of Bond Ratings                              47

                        __________________

This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                                   PROSPECTUS

                                 THE FIRST TRUST
                             TAX-EXEMPT TRUST SERIES






                               PROSPECTUS PART TWO
                                  June 29, 2001

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors



                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust of Tax-Exempt Trust Series 14, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on June 26, 2001.

                           THE FIRST TRUST OF TAX-EXEMPT TRUST
                              SERIES 14
                                   (Registrant)
                           By  NIKE SECURITIES L.P.
                                   (Depositor)


                           By  Robert M. Porcellino
                               Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title*                  Date

David J. Allen        Sole Director of     )
                      Nike Securities      )
                        Corporation,       )   June 26, 2001
                    the General Partner    )
                  of Nike Securities L.P.  )
                                           )
                                           ) Robert M. Porcellino
                                           )   Attorney-in-Fact**

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.



                               S-2
                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment to this Registration Statement of The First Trust of Tax-Exempt Trust Series of our report dated July 16, 2001 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



Chicago, Illinois
October 29, 2001